SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 29, 2002
Date of report (date of earliest event reported)

FIBERSTARS, INC.

(Exact name of registrant as specified in its charter)

California (State of Incorporation)	0-24230 (Commission File Number)	94-3021850 (I.R.S. Employer Identification No.)

44259 Nobel Drive, Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 450-0719

(Registrant’s telephone number, including area code)

Item 5.            Other Events

On March 29, 2002 Fiberstars, Inc., a California corporation, (the “Registrant”), raised $1,000,000 in a private placement financing.  The press release announcing the transaction is attached hereto as Exhibit 99.1.

Item 7.            Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                              Financial Statements.

Not applicable.

(b)                                             Pro Forma Financial Information.

Not applicable.

(c)                                              Exhibits:

Press Release dated April 1, 2002 released in connection with a $1,000,000 private placement financing transaction

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIBERSTARS, INC.

	By:	/s/ Robert Connors
Robert Connors Chief Financial Officer
Date: April 1, 2002

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EXHIBIT INDEX

Exhibit Number
Description of Document

99.1	Press Release of Registrant, dated April 1, 2002, relating to a $1,000,000 private placement financing transaction.

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